                                                                    EXHIBIT 10.3

                                FOURTH AMENDMENT
                                       TO
                            SECURED CREDIT AGREEMENT


          THIS FOURTH AMENDMENT (this "Amendment") dated as of August 11, 1997 is entered into by and among Einstein/Noah Bagel Corp. (f/k/a Einstein Bros. Bagels, Inc.), a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders") and Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois), as Agent for the Lenders (herein, in such capacity, the "Agent").

                               W I T N E S S E T H:
                               -------------------

          WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of May 17, 1996 (as heretofore amended, called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

          WHEREAS, the Borrower desires to amend the Credit Agreement to permit the incurrence of additional unsecured debt; and

          WHEREAS, subject to the terms and conditions set forth herein the Agent and the Lenders are willing to amend the Credit Agreement to permit the incurrence of additional unsecured debt;

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent and the Lenders hereby agree as follows:

          SECTION 1.  AMENDMENT.

          In reliance on the Borrower's warranties set forth in Section 2 below, as of the date hereof Clause (13) of Section 6.2 of the Credit Agreement is amended to read in its entirety as follows:

     "    (13)  Unsecured Debt not of the type described in the foregoing
     Clauses (1) through (12) in an aggregate principal amount not to exceed at any one time $2,500,000."
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          SECTION 2.  WARRANTIES.

          To induce the Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in the Credit Agreement and Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

          (b)  No Default or Event of Default has occurred and is continuing.

          SECTION 3.  GENERAL.

          (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (b) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders and the Agent and respective successors and assigns of the Lenders and the Agent.

          (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                 *  *  *  *  *

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  Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.


                              By:  /s/ Paul A. Strasen
                                 --------------------------------
                                 Title:  Senior Vice President
                                       --------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as successor by merger to BANK OF AMERICA ILLINOIS, as Agent


                              By:  /s/ David A. Johanson
                                 --------------------------------
                                 Title:  Vice President
                                       --------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as successor by merger to BANK OF AMERICA ILLINOIS, as Lender



                              By:  /s/ Marcia Clausen
                                 --------------------------------
                                 Title:  Managing Director
                                       --------------------------

                              LASALLE NATIONAL BANK


                              By:  /s/ Bruce Hague
                                 ----------------------------------
                                 Title: Group Senior Vice President
                                       ----------------------------


                              HARRIS TRUST AND SAVINGS BANK


                              By:  /s/ John M. Dillon
                                 --------------------------------
                                 Title:  Vice President
                                       --------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              BRACKMAN BROTHERS, INC.

                              By:  /s/ Paul A. Strasen
                                 --------------------------------
                              Its:  Vice President
                                  -------------------------------

                                      -3-
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                                       BALTIMORE BAGEL CO.

                                       By:  /s/ Paul A. Strasen
                                          -----------------------
                                       Its:  Vice President
                                           ----------------------

                                       NOAH'S NEW YORK BAGELS, INC.

                                       By:  /s/ Paul A. Strasen
                                          -----------------------
                                       Its:  Vice President
                                           ----------------------

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